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                              VAN KAMPEN PACE FUND

                     SUPPLEMENT DATED JULY 24, 2001, TO THE
                       PROSPECTUS DATED OCTOBER 27, 2000
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

    PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Core Growth team. The team is made up of established investment professionals. Current members of the team include Mary Jayne Maly, a Vice President of the Adviser, Thomas Copper, a Vice President of the Adviser and Guy Rutherfurd, a Managing Director of the Adviser. The composition of the team may change without notice from time to time.

    (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS--TRUSTEES" is hereby amended by deleting Fernando Sisto, effective December 31, 2000.

    (3) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS--OFFICERS" is hereby amended by deleting the OFFICERS section in its entirety and revising the heading to "BOARD OF TRUSTEES".

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                   PACE SPT 7/01
                                                                      14 114 214
                                                                        65140-01